SCHEDULE 14A INFORMATION
(RULE 14a-101)
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )
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GUARDIAN VARIABLE PRODUCTS TRUST

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Guardian Variable Products Trust
10 Hudson Yards
New York, New York 10001
January 12, 2022
To Contract Owners:
Enclosed is a Proxy Statement that contains important proposals with regard to Guardian International Value VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (the “Trust”). The Fund serves as an investment option under certain variable annuity contracts and variable life insurance policies issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”). The proposals do not seek to change the benefits or provisions of your Contract.
As the owner of a Contract, you have the right to instruct The Guardian Insurance & Annuity Company, Inc. how to vote the shares of the Fund attributable to your Contract with respect to the proposals and in connection with the special meeting of shareholders of the Fund to be held on February 11, 2022 at 4:00 p.m. Eastern time.
After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote FOR each proposal.
Formal notice of the special meeting of shareholders appears on the next page, followed by the Proxy Statement. The proposals are described in the enclosed Proxy Statement, which you should read carefully.
We appreciate your prompt response to the enclosed Proxy Statement and thank you for your continued investment in the Fund.
Sincerely,
/s/ Dominique Baede
Dominique Baede
Director and President

GUARDIAN VARIABLE PRODUCTS TRUST
10 Hudson Yards
New York, New York 10001
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 11, 2022
The Proxy Statement is also available at https://www.proxy-direct.com/gua-32512
NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, the “Special Meeting”) of Guardian International Value VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (“Trust”), a Delaware statutory trust, will be held via teleconference on February 11, 2022 beginning at 4:00 p.m., Eastern time.
As the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), you have the right to instruct GIAC, the record owner of the shares of the Fund, how to vote the shares of the Fund attributable to your Contract at the Special Meeting. Under an “echo voting policy,” GIAC is required to “pass through” to its Contract owners the right to vote shares of the Fund. GIAC will vote shares for which no instructions have been received from its Contract owners in the same proportion as it votes shares for which it has received voting instructions. To make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on a Proposal. Additionally, Contract owners with some or all of their Contract value invested in the Fund are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.
As more fully described in the accompanying Proxy Statement, at the Special Meeting, shareholders of the Fund will be asked to consider and approve the following proposals (each, a “Proposal” and, collectively, the “Proposals”):
1.
To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval;

2.
To approve a new investment sub-advisory agreement between PAIA and Schroder Investment Management North America Inc. (“SIMNA”) and a new investment sub-sub-advisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.”) with respect to the Fund; and
3.
To transact any other business that properly comes before the Special Meeting.

Proposal One corresponds to the ability of the Fund to operate in a “manager-of-managers” structure pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, which permits PAIA, under certain circumstances and with approval of the Board of Trustees of the Trust (the “Board” or “Trustees”), to enter into and/or materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval. The order also applies to sub-sub-advisory agreements. As explained in the Proxy Statement, the Fund may not rely on the order without first obtaining shareholder approval.
Proposal Two relates to: (1) the appointment of SIMNA, which is based in New York City, to serve as the new sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between PAIA, the Fund’s investment manager, and SIMNA; and (2) the appointment of SIMNA Ltd., which is based in London, England, as the sub-sub-adviser to the Fund pursuant to a Sub-Sub-Advisory Agreement between SIMNA and SIMNA Ltd.
Although the Board has determined that each Proposal is in the best interests of the Fund, the final decision to approve each Proposal is up to shareholders. The Board recommends that you vote FOR each Proposal.
In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.
Due to the public health impact of the coronavirus (COVID-19) pandemic and to mitigate potential risks to the health and safety of the Fund’s shareholders and advisory and administrative personnel, the Special Meeting will not be held in person. All shareholders are requested to vote by proxy or submit their voting instructions over the Internet, by telephone or by completing, dating and signing the enclosed proxy or voting instruction card and returning it promptly. If you plan to participate in the Special Meeting, please email shareholdermeetings@computershare.com in advance of the Special Meeting and provide us with your full name, the “control number” on your proxy card, and mailing address to receive the teleconference dial-in information. Requests to attend the Special Meeting must be received no later than 5:00 p.m., Eastern Time, on February 8, 2022. Instructions with regard to how to vote at the Special Meeting will be provided during the teleconference.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. You may vote if you were a shareholder of the Fund as of the close of business on December 31, 2021. If you attend the Special Meeting, you may vote the shares of the Fund attributable to your Contract by following the instructions provided during the teleconference. Even if you do not attend the Special Meeting, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy or voting instruction card by mail in the postage-paid envelope provided; or (ii) following the instructions on the card for authorizing your proxy or providing your voting instruction by submitting your vote via telephone or the Internet. Please refer to the enclosed card for more information on how you may vote. You may revoke your proxy or voting instruction at any time prior to the date the proxy or voting instruction is to be exercised in the manner described in the Proxy Statement.
Your vote is very important to us. Whether or not you plan to attend the Special Meeting, please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll-free at 1-866-298-8476 to reach an automated touchtone voting line, or, if you have questions about the meeting agenda, or about how to vote your shares, please call toll-free 1-888-GUARDIAN (1-888-482-7342) to reach a GIAC customer service representative.
By Order of the Board of Trustees,
/s/ Dominique Baede
Dominique Baede
President
January 12, 2022

IMPORTANT NOTICE
PLEASE VOTE USING THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR CONTRACT. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING ON THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD.

GUARDIAN VARIABLE PRODUCTS TRUST
10 Hudson Yards
New York, New York 10001
PROXY STATEMENT
January 12, 2022
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON February 11, 2022
This Proxy Statement is also available at: https://www.proxy-direct.com/gua-32512
INTRODUCTION
This is a Proxy Statement for Guardian International Value VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (“Trust”), a Delaware statutory trust. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (“Board” or “Trustees”), on behalf of the Fund, for a special meeting of shareholders of the Fund (with any postponements or adjournments, the “Special Meeting”). The Special Meeting will be held via teleconference on February 11, 2022 beginning at 4:00 p.m., Eastern Time. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy or voting instruction card will be first distributed on or about January 12, 2022 to all shareholders of record of the Fund as of the close of business on December 31, 2021 (“Record Date”).
You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by The Guardian Insurance & Annuity Company, Inc. (each, a “Contract”), a stock life insurance company incorporated in the State of Delaware (“GIAC”), and some or all of your Contract value was invested in the Fund as of the Record Date. Although GIAC is the record owner of the Fund’s shares, as the Contract owner, you have the right to instruct GIAC how to vote the shares of the Fund attributable to your Contract at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Contract owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting as opposed to instructing GIAC how to vote on the Proposals. Additionally, Contract owners with some or all of their Contract value invested in the Fund are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.
As more fully described below, at the Special Meeting, shareholders of the Fund will be asked to consider and approve the following proposals (each a “Proposal” and, collectively, the “Proposals”):

1.
To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval;

2.
To approve a new investment sub-advisory agreement between PAIA and Schroder Investment Management North America Inc. (“SIMNA”) and new investment sub-sub-advisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.”) with respect to the Fund; and

3.
To transact any other business that properly comes before the Special Meeting.

Proposal One corresponds to the ability of the Fund to operate in a “manager-of-managers” structure pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”), which permits PAIA, under certain circumstances and with approval of the Board, to enter into and/or materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval. This order also applies to sub-sub-advisory agreements. As explained further below, the Fund may not rely on the order without first obtaining shareholder approval. The approval sought in Proposal One also would permit the Fund and PAIA to rely on any rule, regulation or SEC guidance or subsequent exemptive order that relates to operating the Fund in a manager-of-managers structure with regard to affiliated or unaffiliated sub-advisers.
Proposal Two relates to: (1) the appointment of SIMNA, which is based in New York City, to serve as the new sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between PAIA, the Fund’s investment manager, and SIMNA; and (2) the appointment of SIMNA Ltd., which is based in London, England, as the sub-sub-adviser to the Fund pursuant to a Sub-Sub-Advisory Agreement between SIMNA and SIMNA Ltd. SIMNA and SIMNA Ltd. would replace Lazard Asset Management LLC, the current sub-adviser to the Fund.
Shareholders may vote on the Proposals at the Special Meeting by following the instructions provided during the teleconference. It is anticipated that, with shareholder approval, the Proposals would take effect as soon as practicable. Shareholders of the Fund will vote separately with respect to each Proposal as it relates to the Fund and approval of a Proposal for the Fund is not contingent on approval of any other Proposal.
Although the Board has determined that each Proposal is in the best interests of the Fund, the final decision to approve a Proposal is up to

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shareholders. A summary of the factors considered by the Board in connection with reaching this determination for each Proposal is set forth below. The Board considered various factors, including any significant adverse factors or circumstances, in considering each Proposal. The Board recommends that you vote FOR each Proposal.
The Proposals do not seek to change any benefits, provisions or fees under your Contract.
In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting. The Trust is not aware of any matters to be presented at the Special Meeting other than the Proposals described in this Proxy Statement.
Only shareholders who owned shares of the Fund on the Record Date are entitled to vote. Each share of the Fund that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposals and such other matters as may properly come before the Special Meeting. A fractional share has a fractional vote. The number of shares outstanding as of the Record Date is included as Appendix E to this Proxy Statement.
It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.
Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on February 11, 2022. This Proxy Statement is available on the Internet at https://www.proxy-direct.com/gua-32512.

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PROPOSAL ONE
APPROVAL TO PERMIT PARK AVENUE INSTITUTIONAL ADVISERS LLC, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH AFFILIATED AND UNAFFILIATED SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL
You are being asked to approve a proposal to permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), in its capacity as the investment manager to Guardian International Value VIP Fund (the “Fund”), a series of Guardian Variable Products Trust (the “Trust”), subject to the oversight of the Board of Trustees of the Trust (the “Board” or “Trustees”), to enter into, and/or materially amend, sub-advisory agreements with affiliated and unaffiliated sub-advisers retained by PAIA, to manage the Fund, with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement.
Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of sub-advisers to investment companies, such as the Fund. The Manager and the Trust have received an exemptive order1 (the “Multi-Manager Order”) from the U.S. Securities and Exchange Commission (“SEC”) to permit the Manager, on behalf of the Fund and subject to the approval of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and sub-advisers that are indirect or direct “wholly-owned subsidiaries” (as defined in the 1940 Act) of the Manager, or a sister company of the Manager that is an indirect or direct wholly-owned subsidiary of a company that, indirectly or directly, wholly owns the Manager, and to provide relief from certain disclosure obligations with regard to sub-advisory fees. The Multi-Manager Order also applies to a sub-sub-advisory agreement.2 The Multi-Manager Order is subject to certain conditions, including that the Fund

1
See, Guardian Variable Products Trust and Park Avenue Institutional Advisers LLC, Rel. No. IC-32420 (Jan. 9, 2017) (Notice); Rel. No. IC-32468 (Feb. 6, 2017) (Order), File No. 812-14627.

2
References in this Proposal One to “sub-advisers” or “sub-advisory agreements” also include sub-sub-advisers and sub-sub-advisory agreements.

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notify shareholders and provide them with certain information required by the Multi-Manager Order within 90 days of hiring a new sub-adviser.
Pursuant to orders issued to GIAC by the SEC permitting the substitution of shares of certain funds available as investment options under the Contracts with corresponding shares of the Fund, among other series of the Trust3 (the “Substitution Orders”), the Manager and the Trust may not change a sub-adviser, add a new sub-adviser, or otherwise rely on the Multi-Manager Order or any replacement order from the SEC with respect to any of the funds covered under the Substitution Orders, or any substitution for which an order was not obtained but was conducted in accordance with the terms of one of the prior Substitution Orders, without first obtaining shareholder approval of the change in sub-adviser, the new sub-adviser, or the Fund’s ability to rely on the Multi-Manager Order, or any replacement order from the SEC, at a shareholder meeting, to the extent required by law. The Fund participated in a substitution pursuant to a Substitution Order and also one which was conducted in accordance with the terms of a prior Substitution Order, and therefore may not rely on the Multi-Manager Order until it first obtains shareholder approval.
By approving Proposal One, shareholders are approving the operation by the Fund in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the Multi-Manager Order. Shareholders also are approving any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule.
How Would the “Manager-of-Managers” Arrangement Benefit the Fund and its Shareholders?
As noted below, the Board believes that it is in the best interests of the Fund and its shareholders to provide PAIA and the Board with flexibility to make changes in sub-advisers and to change sub-advisers without incurring the significant delay and expense associated with obtaining shareholder approval. PAIA believes that the manager-of-managers arrangement under the Multi-Manager Order would permit the Fund to operate more efficiently and cost-effectively than operating without the ability to rely on the Multi-Manager Order. For example, PAIA would have greater flexibility to make decisions with respect to sub-advisers in a more time sensitive manner.

3
See, The Guardian Insurance & Annuity Company, Inc., et. al., Rel. No. IC-33566 (July 23, 2019) (Notice); Rel. No. IC-33594 (Aug. 20, 2019) (Order), File No. 812-14911; and The Guardian Insurance & Annuity Company, Inc., et. al., Rel. No. IC-32967 (Jan. 10, 2018) (Notice); Rel. No. IC-33003 (Feb. 7, 2018) (Order), File No. 812-14714.

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Currently, the Trust must call and hold a shareholder meeting of the Fund before it may appoint a new sub-adviser or materially amend a sub-advisory agreement, as required by applicable law. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne by the Fund, thereby reducing shareholders’ investment returns.
As the investment manager to the Fund, PAIA is responsible for supervising the sub-advisers in the performance of their duties to the Fund. Under the Trust’s “manager-of-managers” arrangement, PAIA is responsible for providing various ongoing oversight and monitoring functions with respect to each sub-adviser and reporting to the Board in connection with these functions. Also, PAIA is currently responsible for recommending to the Board whether a sub-advisory agreement should be entered into, continued or terminated with respect to the Fund. In determining whether to recommend to the Board the continuation or termination of a sub-advisory agreement, PAIA considers several factors, including the sub-adviser’s performance record while managing the Fund.
Pursuant to the investment management agreement between the Trust, on behalf of the Fund, and PAIA (“Management Agreement”), PAIA is responsible for managing the assets of the Fund, either directly or via one or more sub-advisers under PAIA’s supervision. Consistent with the terms of the Management Agreement, PAIA believes that shareholders already expect that PAIA and the Board will take responsibility for overseeing any sub-advisers engaged for the Fund and for recommending whether a particular sub-adviser should be hired, terminated, or replaced without shareholder approval. This approach would avoid the considerable costs and significant delays associated with seeking specific shareholder approval for entering into sub-advisory agreements, on behalf of the Fund, or materially amending such sub-advisory agreements. Further, this approach would be consistent with shareholders’ expectations that PAIA will use its experience and expertise to recommend qualified candidates to serve as sub-advisers and would permit PAIA to more efficiently and effectively take steps intended to meet shareholders’ expectations for monitoring such sub-advisers.
If shareholders approve Proposal One, the Board would continue to oversee the selection and engagement of sub-advisers. Further, the Board would continue to evaluate and consider for approval all new sub-advisory agreements and all amendments to existing agreements. Also, under the 1940 Act and the terms of the individual sub-advisory agreements, the Board would continue to be required to review and consider each of the sub-advisory agreements for renewal annually, after the expiration of an initial term of up to two years. Prior to entering into, renewing, or amending a sub-advisory agreement, PAIA and the relevant sub-adviser have a legal duty to furnish

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the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.
Would this Proposal Have Any Effect on the Advisory Fees Paid by the Fund to PAIA or the Quality of Advisory Service the Fund Receives?
Proposal One would not directly affect the amount of management fees paid by the Fund to PAIA. When entering into and amending sub-advisory agreements, PAIA has negotiated and will continue to negotiate fees paid to the sub-advisers for their services. Also, if Proposal One is approved, PAIA will continue to pay sub-advisory fees for the Fund from its own assets. The fees paid to PAIA by the Fund are considered by the Board in approving and renewing the management and sub-advisory agreements. Further, whether or not shareholders approve Proposal One, PAIA will continue to be required to provide the same level of management and administrative services to the Fund as it currently provides, in accordance with the Management Agreement.
What were the Primary Factors Considered by the Board in Connection with Proposal One?
The Board considered the desirability of retaining flexibility for PAIA to make changes in certain sub-advisers that may become necessary due to, among other things, concerns regarding performance, compliance, and other matters. Although the Board took into account that shareholders would no longer have the opportunity to vote to approve such changes, the Board considered that shareholders’ interests would be served by avoiding the delay and expense of convening a shareholder meeting to enter into new sub-advisory agreements or materially amend such agreements. The Board considered that the Multi-Manager Order imposed conditions that were designed to protect the interest of shareholders. In addition, the Board considered that the manager-of-managers structure would continue to serve the best interests of the Fund’s shareholders without creating any adverse impact on the provision of sub-advisory services to the Fund.
BOARD RECOMMENDATION
After careful consideration, the Board, including the Independent Trustees, unanimously recommends that the shareholders of the Fund vote FOR Proposal One.

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PROPOSAL TWO
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT AND INVESTMENT SUB-SUB-ADVISORY AGREEMENT WITH RESPECT TO GUARDIAN INTERNATIONAL VALUE VIP FUND
Shareholders of Guardian International Value VIP Fund (“the Fund”), a series of Guardian Variable Products Trust (the “Trust”), are being asked to approve a sub-advisory agreement between Park Avenue Institutional Advisers LLC (“PAIA”) and Schroder Investment Management North America Inc. (“SIMNA”) (“Proposed Sub-Advisory Agreement”) and a sub-sub-advisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.”) (“Proposed Sub-Sub-Advisory Agreement” and, together with the Proposed Sub-Advisory Agreement, the “Proposed Sub-Advisory Agreements”) with respect to the Fund. Copies of the forms of Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement are included as Appendix A and Appendix B, respectively, to this Proxy Statement. SIMNA and SIMNA Ltd. would replace Lazard Asset Management LLC (“Lazard”), the current sub-adviser to the Fund.
In connection with this change in sub-advisory arrangements, the Board of Trustees of the Trust (the “Board” or “Trustees”) approved changes to the Fund’s Principal Investment Strategies that would take place upon the appointment of SIMNA and SIMNA Ltd. Additional information regarding SIMNA and SIMNA Ltd. and information regarding the investment strategies SIMNA and SIMNA Ltd. would employ for the Fund is included in Appendix C to this Proxy Statement. In addition, the Board approved a change of the Fund’s name to Guardian International Equity VIP Fund.
At a meeting held on December 7-8, 2021, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), considered and approved the Proposed Sub-Advisory Agreements pursuant to which SIMNA and SIMNA Ltd. will replace Lazard as sub-adviser to the Fund, to be effective on or about February 11, 2022, subject to shareholder approval of Proposal Two. Lazard was approved as the sub-adviser to the Fund by the sole initial shareholder of the Fund on August 30, 2016, and its continuance as the sub-adviser to the Fund was last approved by the Board at its March 2021 meeting.
The Board’s recommendation that shareholders approve Proposal Two is based on, among other things, the nature, extent and quality of the services the Board believes SIMNA and SIMNA Ltd. are capable of providing to the Fund. The primary factors the Board considered in concluding to recommend shareholders vote FOR Proposal Two are summarized below.

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Comparison of Proposed Sub-Advisory Agreement with Current Sub-Advisory Agreement
The terms of the Proposed Sub-Advisory Agreement are materially similar to the terms of the current sub-advisory agreement with Lazard (“Current Sub-Advisory Agreement”), with certain exceptions. Unlike the Current Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement permits SIMNA to perform any services contemplated by the Proposed Sub-Advisory Agreement directly or through its affiliates as it believes necessary to assist it in carrying out its obligations under the Proposed Sub-Advisory Agreement. In accordance with the Proposed Sub-Advisory Agreement, SIMNA intends to enter into the Proposed Sub-Sub-Advisory Agreement with SIMNA Ltd., through which it intends to delegate the day-to-day portfolio management of the Fund to SIMNA Ltd. Under the terms of the Proposed Sub-Advisory Agreement, SIMNA must oversee the services provided by SIMNA Ltd. and its employees, and the use of SIMNA Ltd. will not relieve SIMNA of any of its obligations under the Proposed Sub-Advisory Agreement.
Both the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement provide for indemnification by both parties, although the Proposed Sub-Advisory Agreement does not require either party to indemnify the other for any indirect, consequential, special, or punitive damages or any loss incurred by reason of any act of omission of any third party not under its direct supervision and control.
Under both the Current Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement, PAIA, and not the Fund, is responsible for compensating the sub-adviser. The contractual sub-advisory fee rates to be paid by PAIA under the Current Sub-Advisory Agreement are, as an annual percentage of the average daily net assets of the Fund, 0.40% on the first $50 million of assets and 0.38% on assets over $50 million. The contractual sub-advisory fee rates to be paid by PAIA under the Proposed Sub-Advisory Agreement are, as an annual percentage of the average daily net assets of the Fund, 0.40% on the first $100 million in assets, 0.35% on the next $200 million in assets and 0.30% on assets over $300 million.
For the fiscal year ended December 31, 2021, the aggregate advisory fees paid by the Fund to PAIA for services rendered to the Fund were $2,043,867 and the sub-advisory fees paid by PAIA to Lazard for services rendered to the Fund were $1,020,226. All fees due to Lazard under the Current Sub-Advisory Agreement are paid by PAIA and are not additional expenses to the Fund. Similarly, all fees that would be due to SIMNA under the Proposed Sub-Advisory Agreement would be paid by PAIA and would not be additional expenses of the Fund. SIMNA Ltd. would be compensated under the Proposed Sub-Sub-Advisory Agreement by SIMNA, and not the Fund.

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There will be no increase in advisory fees paid by the Fund to PAIA in connection with the retention of SIMNA and SIMNA Ltd.
The form of Proposed Sub-Advisory Agreement and form of Proposed Sub-Sub-Advisory Agreement are Attached hereto as Appendix A and Appendix B, respectively.
What were the Primary Factors Considered by the Board in Connection with Proposal Two?
Section 15(c) of the 1940 Act requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.
At a meeting of the Board held on December 7-8, 2021 (the “Meeting”), the Board considered and approved (i) a change to the Fund’s name from Guardian International Value VIP Fund to Guardian International Equity VIP Fund and (ii) the Proposed Sub-Advisory Agreements. The Trustees who are not parties to the Proposed Sub-Advisory Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Proposed Sub-Advisory Agreements unanimously approved the Proposed Sub-Advisory Agreements for an initial term of two years. The Board also considered and approved certain modifications to the Fund’s principal investment strategies and principal risks to reflect the investment process and the code of ethics and compliance program of SIMNA and SIMNA Ltd.
The Board is responsible for overseeing the management of the Fund. In determining whether to approve the Proposed Sub-Advisory Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting and at meetings held in September and October 2021, the Trustees received materials and information designed to assist their consideration of the Proposed Sub-Advisory Agreements. At its October Board meeting, the Board received a presentation from representatives of SIMNA and SIMNA Ltd. regarding the services to be rendered to the Fund. PAIA also discussed proposed changes to the Fund’s principal investment strategies. In light of the proposed changes to the investment strategies, the Board considered and approved the change of the name of the Fund to the Guardian

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International Equity VIP Fund. The Trustees received written responses from SIMNA and SIMNA Ltd. to a series of questions and requests for information covering a wide variety of topics provided by independent counsel on behalf of the Independent Trustees. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Proposed Sub-Advisory Agreements and the process and criteria used by PAIA to identify and select SIMNA and SIMNA Ltd.
During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Proposed Sub-Advisory Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, PAIA or SIMNA and SIMNA Ltd.
In reaching its decisions to approve the Proposed Sub-Advisory Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to the Proposed Sub-Advisory Agreements, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Proposed Sub-Advisory Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Proposed Sub-Advisory Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Fund by SIMNA and SIMNA Ltd.; (ii) the investment performance of accounts managed by SIMNA and SIMNA Ltd. with strategies similar to the Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for the Fund, and the extent to which the Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by SIMNA and SIMNA Ltd. (or their affiliates) from their relationships with the Fund.
Nature, Extent and Quality of Services.   The Trustees considered information regarding the nature, extent and quality of services to be provided to the Fund by SIMNA and SIMNA Ltd. The Trustees also considered, among other things, the terms of the Proposed Sub-Advisory Agreements and the range of investment advisory services to be provided by SIMNA and SIMNA Ltd. under the oversight of PAIA. In evaluating the investment advisory services, the Trustees considered, among other things, SIMNA’s and SIMNA Ltd.’s investment philosophy, style and process and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by SIMNA and SIMNA Ltd. with similar strategies as the Fund, including performance and portfolio characteristics. The Trustees received and evaluated information regarding

11

the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Fund and the capabilities, resources and reputation of SIMNA and SIMNA Ltd.
The Board considered that SIMNA’s and SIMNA Ltd.’s compliance program had been reviewed by the Fund’s Chief Compliance Officer and that he determined the program to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also considered the information presented regarding the capabilities and financial condition of SIMNA and SIMNA Ltd. and its ability to carry out their responsibilities under the Proposed Sub-Advisory Agreements. The Board also considered the information provided by management regarding the personnel, potential benefits and risks, philosophy, and investment processes of SIMNA and SIMNA Ltd. The Board also noted the presentation by SIMNA and SIMNA Ltd. to the Board.
Based upon these considerations, the Board concluded, within the context of their full deliberations, that the nature, extent and quality of services to be provided to the Fund by SIMNA and SIMNA Ltd. were appropriate.
Investment Performance.   Because SIMNA and SIMNA Ltd. are new to the Fund, the Board was not able to evaluate an investment performance record for the Fund with respect to SIMNA and SIMNA Ltd. The Board did consider the SIMNA and SIMNA Ltd.’s performance history with respect to similarly-managed investment accounts. While there was no historical performance information for SIMNA and SIMNA Ltd. with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of the Proposed Sub-Advisory Agreements.
Costs and Profitability.   The Trustees considered the proposed sub-advisory fees to be paid under the Proposed Sub-Advisory Agreements and evaluated the reasonableness of the fees. The Trustees considered information regarding the fees charged to funds and accounts managed by SIMNA and SIMNA Ltd. with similar strategies as the Fund. The Trustees also considered that the fees to be paid to SIMNA would be paid by PAIA and that the fees paid to SIMNA Ltd. would be paid by SIMNA. The Trustees considered that PAIA had negotiated the fees with SIMNA and SIMNA Ltd. at arm’s-length.
The Trustees did not request or consider any projected profitability information from SIMNA or SIMNA Ltd. because PAIA, not the Fund, would be responsible for payment of the fees to SIMNA and that PAIA had negotiated the fees with SIMNA at arm’s-length.

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Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed sub-advisory and sub-sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Fund by SIMNA and SIMNA Ltd.
Economies of Scale.   The Board considered that the sub-advisory fee schedule offered breakpoints. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Proposed Sub-Advisory Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.
Ancillary Benefits.   The Trustees considered the potential benefits, other than the sub-advisory and sub-sub-advisory fee, that SIMNA and SIMNA Ltd. and their affiliates may receive because of their relationships with the Fund. The Trustees concluded that the benefits that may accrue to SIMNA and SIMNA Ltd. and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the Fund.
Conclusion.   Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Proposed Sub-Advisory Agreements.
What are the Material Terms of the Proposed Sub-Advisory Agreements?
Services and Delegation.   Pursuant to the Proposed Sub-Advisory Agreement, SIMNA would serve as the sub-adviser to the Fund and would determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Fund in accordance with the investment objective, policies, restrictions and guidelines applicable to the Fund as provided in the Trust’s Registration Statement filed with the SEC and amended from time to time, subject to the supervision and direction of the Board and direction and oversight of PAIA. As permitted by the Proposed Sub-Advisory Agreement, SIMNA intends to delegate a portion (currently all) of the investment discretion to its affiliate, SIMNA Ltd. In accordance with the Proposed Sub-Advisory Agreement, SIMNA must oversee the services provided by SIMNA Ltd., and this delegation would not relieve SIMNA of any of its obligations under the Proposed Sub-Advisory Agreement.
Under the Proposed Sub-Advisory Agreement, SIMNA would perform, or oversee its delegate’s performance of, the following services, among others:
•
select brokers or dealers and the place orders for the Fund, seeking to obtain the best execution for the Fund;

13

•
arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Fund;

•
report to PAIA and to the Board and make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of PAIA and the Board on a regular basis at reasonable times the management of the Fund, including the performance of the Fund, as requested by PAIA;

•
make available to the Fund and PAIA, on a timely basis as PAIA may reasonably request, any of the Fund’s investment records and ledgers maintained by SIMNA as are necessary to assist the Fund and PAIA to comply with applicable laws; and

•
provide reasonable and prompt assistance to the Board, PAIA, the custodian or administrator for the Fund in determining or confirming, consistent with the Trust’s and PAIA’s procedures and the Registration Statement for the Trust, the value of any portfolio securities or other assets or liabilities of the Fund for which PAIA, custodian or administrator seeks assistance from SIMNA or identifies for review by SIMNA.

Pursuant to the Proposed Sub-Sub-Advisory Agreement, SIMNA may allocate assets to or from SIMNA Ltd., and SIMNA Ltd. would be responsible for performing some or all of the services SIMNA is required to perform under the Proposed Sub-Advisory Agreement, under the direction, control, supervision, and oversight of SIMNA. As compensation for the performance of the services by SIMNA Ltd., SIMNA, and not PAIA or the Fund, would be responsible for compensating SIMNA Ltd. Under the Proposed Sub-Sub-Advisory Agreement, for services rendered by SIMNA Ltd., SIMNA (and not the Trust or the Fund) would be required to pay SIMNA Ltd. a sub-sub-advisory fee with respect to the Fund at the end of each month, 63% of all fees actually paid by PAIA to SIMNA in the prior month under the Proposed Sub-Advisory Agreement.
Standard of Care and Liability.   In connection with sub-advising the Fund, the standard of care applicable to SIMNA would require it to act: (i) in the best interest of the Fund and its shareholders; and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims.

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Under the Proposed Sub-Advisory Agreement, SIMNA would not be liable to the Trust, the Fund, PAIA or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Fund in connection with the performance of the Proposed Sub-Advisory Agreement, except for a loss resulting from SIMNA’s willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties under the Proposed Sub-Advisory Agreement, or a material breach of the Proposed Sub-Advisory Agreement.
The Proposed Sub-Sub-Advisory Agreement provides that SIMNA Ltd. will not be protected against any liability to SIMNA or to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Proposed Sub-Sub-Advisory Agreement.
Indemnification.   The Proposed Sub-Advisory Agreement provides that, to the extent permissible under applicable law, SIMNA shall indemnify and hold harmless PAIA, any affiliated person of PAIA, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (“1933 Act”), controls PAIA, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which such person may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act of 1940 (the “Advisers Act”), the Internal Revenue Code of 1986 (the “Code”), under any other statute, at common law or otherwise, arising directly out of SIMNA’s responsibilities as sub-adviser of the Fund, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of SIMNA; or (ii) is based upon any material breach of the Proposed Sub-Advisory Agreement, including but not limited to, a material breach of a representation or warranty of the Proposed Sub-Advisory Agreement; provided, however, that in no case shall the indemnity in favor of such person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement. In addition, the Proposed Sub-Advisory Agreement provides that, to the extent permissible under applicable law, PAIA shall indemnify and hold harmless SIMNA, any affiliated person of SIMNA, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls SIMNA, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which such person may become subject under the 1933 Act, the 1940 Act, the Advisers

15

Act, the Code, under any other statute, at common law or otherwise, arising directly out of PAIA’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of PAIA’s obligations and duties under the Proposed Sub-Advisory Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of PAIA; or (ii) is based upon any material breach of the Proposed Sub-Advisory Agreement, including but not limited to, a material breach of a representation or warranty of the Proposed Sub-Advisory Agreement; provided, however, that in no case shall the indemnity in favor of such person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the Proposed Sub-Advisory Agreement. Neither party to the Proposed Sub-Advisory Agreement shall be liable or required to indemnify for any indirect, consequential, special or punitive damages or any loss incurred by reason of any act or omission of any third party not under its direct supervision and control. The Proposed Sub-Sub-Advisory Agreement contains no indemnification provisions.
Term and Termination.   The Proposed Sub-Advisory Agreement will continue in force for an initial period of two years, unless sooner terminated as provided in the Proposed Sub-Advisory Agreement. Thereafter, the Proposed Sub-Advisory Agreement will continue in force from year to year so long as it is specifically approved by the Board or shareholders of the Fund at least annually in the manner required by the 1940 Act. The Proposed Sub-Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) and may be terminated by PAIA at any time without payment of any penalty on sixty days’ prior written notice to SIMNA and the Trust. The Proposed Sub-Advisory Agreement also may be terminated by SIMNA upon three months’ written notice unless the Trust or PAIA requests additional time to find a replacement for SIMNA, in which case SIMNA shall allow the additional time requested by the Trust or PAIA, not to exceed an additional three months. Finally. the Proposed Sub-Advisory Agreement may be terminated at any time without payment of any penalty by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as such phrase is treated under the 1940 Act) on sixty days’ prior written notice to SIMNA. The Proposed Sub-Sub-Advisory Agreement would continue in effect so long as the Proposed Sub-Advisory Agreement remains in effect.
The foregoing description of the Proposed Sub-Advisory Agreements is only a summary and is qualified in its entirety by reference to the text of the Proposed Sub-Advisory Agreements. A form of Proposed Sub-Advisory

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Agreement and a form of Proposed Sub-Sub-Advisory Agreement are included hereto as Appendix A and Appendix B, respectively.
For additional information relating to Proposal Two, please refer to Appendix D to this Proxy Statement.
Would there be Any Changes to the Way the Fund is Managed if Proposal Two is Approved?
Yes. In addition to considering and approving the Proposed Sub-Advisory Agreement and Proposed Sub-Sub-Advisory Agreement, subject to shareholder approval, at its December 7-8, 2021 meeting, the Board considered and approved changes to the Fund’s principal investment strategies and associated principal risks, which would take effect upon the appointment of SIMNA and SIMNA Ltd. Information regarding the principal investment strategies SIMNA and SIMNA Ltd. would employ for the Fund and their associated principal risks are included in Appendix C.
What Will Happen if Shareholders do not Approve Proposal Two?
If shareholders do not approve Proposal Two, PAIA and the Board will consider other options that may be available to the Fund. In any case, the Fund would inform shareholders with respect to the specific changes in sub-adviser or investment strategies that would take place, if any.
BOARD RECOMMENDATION
After careful consideration, the Board, including the Independent Trustees, unanimously recommends that the shareholders of Guardian International Value VIP Fund vote FOR Proposal Two.

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VOTING AND OTHER INFORMATION
This Proxy Statement is being provided in connection with the solicitation of proxies and voting instructions for the Proposals to be voted upon at the Special Meeting, which will be held via teleconference on February 11, 2022 at 4:00 p.m. Eastern time.
You may provide GIAC with your voting instructions in one of four ways:
Vote by Mail: complete and sign the enclosed proxy or voting instruction card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
Vote Online: provide voting instructions at the website address printed on your proxy ballot;
Vote by Touch-Tone Telephone Prior to the Special Meeting: call the toll-free number printed on your proxy ballot or voting instruction card; or
Vote by Telephone During the Special Meeting: follow the procedures set forth in the Notice of Special Meeting of Shareholders to obtain the dial-in number for the Special Meeting and provide voting instructions as directed during the Special Meeting.
Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card.
Voting instruction cards must be received by the day before the Special Meeting. Voting instructions submitted by touch-tone telephone or on the Internet must be submitted by 3:59 p.m. Eastern time on the day of the Special Meeting. You may submit your shares at the Special Meeting, even though you may have already returned a voting instruction card or submitted your voting instructions by telephone or on the Internet.
You may revoke a proxy or voting instruction once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or voting instruction or a written notice of revocation to the Trust. You may also revoke your proxy or voting instruction by attending the Special Meeting and voting your shares. All properly executed proxies or voting instructions received in time for the Special Meeting will be voted as specified in the proxy or voting instruction, or, if no specification is made, FOR each proposal.
Only shareholders of the Fund as of the close of business on the Record Date are entitled to receive notice of and to vote. Each share held as of the close of business on the Record Date is entitled to one vote. Participation in the Special Meeting by phone or by proxy (i.e., GIAC as the

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record owner of the Fund’s shares) entitled to cast one-third of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of a proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Special Meeting or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.
GIAC, as the holder of record of shares of the Fund, is required to “pass through” to its Contract owners the right to vote shares of the Fund. The Trust expects that GIAC will vote 100% of the shares of the Fund held by its separate account(s) in accordance with instructions from its Contract owners. Under an “echo voting policy,” GIAC will vote shares for which no instructions have been received from its Contract owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Contract owners is required before GIAC may vote the shares for which no voting instructions have been received. Because GIAC will vote its shares of the Fund in the same proportion as votes submitted by Contract owners, it is possible that a small number of Contract owners could determine the outcome of a proposal. Furthermore, as the sole record owner of the Fund’s shares, GIAC’s presence at the Special Meeting will constitute a quorum for the transaction of business.
Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. In addition, any meeting of shareholders, whether or not a quorum is present, may be adjourned or postponed by, or upon the authority of, the Chairman or the Trustees to another date and time provided that no meeting shall be adjourned or postponed for more than six months beyond the originally scheduled meeting date. Any adjourned or postponed session or sessions may be held, within a reasonable time after the date set for the original meeting as determined by, or upon the authority of, the Trustees in their sole discretion without the necessity of further notice.
Although it is not expected that the Fund will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining

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a quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the Proposals to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting). Abstentions and broker non-votes, if any, will have the same effect as votes against the Proposals.
The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy or voting instruction card and gives no voting instructions with respect to the Proposals, the shares will be voted in favor of the Proposals.
If shareholders of the Fund do not approve a Proposal, the Board would then consider what, if any, further steps to take.
Future Shareholder Proposals
The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.
Solicitation Expenses and Other Expenses Related to the Special Meeting
Proxies or voting instructions will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of GIAC or its affiliates or, in GIAC’s discretion, a commercial firm retained for this purpose. The Trust has retained Computershare to provide proxy solicitation services in connection with the Special Meeting. Those proxy solicitation services include printing, mailing and vote tabulation. The expenses relating to the Special Meeting, including the preparation, printing, mailing, solicitation, and tabulation of the votes, including the costs of any proxy solicitor, any additional solicitation and mailings, and costs related to any necessary prospectus supplements, will be borne by PAIA. These costs are estimated to be approximately $34,580.

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Householding
Unless you have instructed the Trust otherwise, only one copy of this proxy statement may be mailed to multiple Contract owners who share a mailing address (a “Household”). If you need additional copies of this proxy statement, please contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342). If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).
Shareholder Reports
The Fund will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Contract owners. To obtain information, or for shareholder inquiries, contact the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342).
Investment Manager
Park Avenue Institutional Advisers LLC, a Delaware limited liability company located at 10 Hudson Yards, New York, NY 10001, serves as the investment manager of the Fund pursuant to an Investment Management Agreement dated August 8, 2016.
Distributor
Park Avenue Securities LLC, a Delaware limited liability company located at 10 Hudson Yards, New York, NY 10001, serves as the distributor for the shares of the Fund pursuant to a Distribution and Service Agreement dated August 8, 2016.
Administrator
State Street Bank and Trust Company, a Massachusetts trust company located at One Lincoln Street, Boston, Massachusetts 02111, provides certain administrative services, including fund accounting and tax-related services, to the Fund pursuant to an Administration Agreement dated August 25, 2016.

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APPENDIX A
Form of Proposed Sub-Advisory Agreement
THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of [ ], 2022 by and between Park Avenue Institutional Advisers LLC, a Delaware limited liability company (the “Adviser”), and Schroder Investment Management North America Inc., a Delaware corporation (the “Sub-Adviser”) and, as a third-party beneficiary hereto, Guardian Variable Products Trust, a Delaware statutory trust (the “Trust”).
WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations; and
WHEREAS, the Trust may offer shares of additional series in the future; and
WHEREAS, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust on behalf of one or more of its series; and
WHEREAS, pursuant to authority granted to the Adviser under the Investment Advisory Agreement, and subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish certain investment advisory services to one or more of the series of the Trust and manage such portion of the series as the Adviser shall from time to time direct, and the Sub-Adviser is willing to furnish such services in accordance with the terms and provisions of this Agreement; and
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Adviser and the Sub-Adviser hereby agree as follows:
1.
Appointment of the Sub-Adviser.   The Adviser hereby appoints the Sub-Adviser as an investment sub-adviser with respect to the series, or a portion thereof, of the Trust as set forth on Schedule A hereto (the “Series”) for the period and on the terms set forth in this Agreement. To the extent that the Sub-Adviser is not providing advisory services to the entire Series, the term, “Series,” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed in writing by the Adviser to provide investment sub-advisory services. The Adviser may, in its sole discretion, allocate all, only a portion or none of a Series’ assets to the Sub-Adviser for management. The Sub-Adviser will be responsible for the investment of only the assets which the Adviser allocates to the Sub-Adviser for management under this Agreement, plus all investments, reinvestments and proceeds of the sale thereof, including, without limitation, all interest, dividends and appreciation on investments, less depreciation thereof and withdrawals by the Adviser therefrom. The Adviser shall have the right at any time to increase or decrease the allocation of the Series to the Sub-Adviser if the Adviser deems such increase or decrease appropriate. The Sub-Adviser accepts that appointment and agrees to render for the Series the services herein set forth, for the compensation herein provided.
2.
Duties as Sub-Adviser.   Pursuant to this Agreement and subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”) and direction and oversight of the Adviser, the Sub-Adviser shall, with respect to the Series, provide the Series with investment research, advice and furnish a continuous investment program for, and manage the investment and reinvestment of, the Series. In this regard, the Sub-Adviser shall, with respect to the Series, determine in its discretion the securities, cash and other financial instruments to be purchased, retained or sold for the Series within the provisions of this Agreement, all Applicable Law (as defined below) and the Trust’s registration statement, as it relates to the Series, on Form N-1A under the 1940 Act as amended from time to time, or any successor form thereto (the “Registration Statement”), including but not limited to, the parameters of the investment objective, policies, restrictions and guidelines applicable to the Series as provided in the Registration Statement (the “Investment Guidelines”). To the extent permitted by the Investment Guidelines, the Sub-Adviser is authorized, on behalf of each Series, to negotiate and finalize on behalf of the Series the terms of any account opening documents, prime brokerage, futures and other related agreements, any ISDA master agreement, master repurchase agreement, master securities lending agreement, master securities forward transaction agreement, or any other master swap or over-the-counter trading documentation, including any schedule or credit support annex thereto, any related clearing agreements or control agreements and any other agreement related to the foregoing (collectively, “Trading Agreements”). Upon the reasonable request of the Adviser, the Sub-Adviser shall provide a copy of any Trading Agreement (or the relevant portion of any Trading

Agreement, redacted as necessary to remove information pertaining to other clients of the Sub-Adviser) to the Adviser prior to implementing it on behalf of a Series for the Adviser’s review and consent. The Sub-Adviser is also authorized, on behalf of a Series, to (i) issue to brokers, banks and other entities instructions to purchase, sell, exchange, convert, trade, borrow, pledge and otherwise generally deal in and with any security instrument or other asset for the account of the Series; (ii) hire at the Sub-Adviser’s own expense, consultants, advisers, accountants, attorneys or any other person or firm performing similar functions, to assist the Sub-Adviser in providing services to the Series on any and all matters deemed appropriate by the Sub-Adviser, subject to the Trust/Adviser Procedures (as defined below), provided that the Sub-Adviser may not retain a sub-sub-investment adviser other than as provided in this Agreement; and (iii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, in accordance with Trust procedures. For purposes of this Agreement, “Applicable Law” means all applicable laws, rules and regulations and shall include any applicable exemptive relief and any applicable guidance or interpretations of a regulatory body with due jurisdiction or its staff.
Notwithstanding anything in this provision or this Agreement to the contrary, the Adviser acknowledges and agrees that the Sub-Adviser may perform any or all the services contemplated by this Agreement directly or through its affiliates as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. The Sub-Adviser is authorized and has engaged its affiliate, Schroder Investment Management North America Limited (the “Sub-Advisory Affiliate”), to perform investment advisory services for the Series. The Sub-Adviser acknowledges and agrees that to the extent it performs any services contemplated by this Agreement through its affiliates, the Sub-Adviser will oversee the services provided by such affiliates and their employees and any such use of an affiliate will not relieve the Sub-Adviser of any of its obligations under this Agreement. It is acknowledged that the Sub-Adviser may not retain the services of any entity that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless any agreement with such entity, including the Sub-Advisory Affiliate, has been approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons, as defined in the 1940 Act, of the Trust (“Interested Persons”) and, to the extent required by Applicable Law, the vote of a majority of the outstanding voting securities of the Series.

The Sub-Adviser further agrees as follows:
(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, and any applicable compliance policies or procedures of the Trust or the Adviser (“Trust/Adviser Procedures”), of which the Sub-Adviser has been sent a copy or will be sent a copy prior to providing any services to the applicable Series under this Agreement, as such Trust/Adviser Procedures may be revised or amended from time to time; provided that the Sub-Adviser shall have a reasonable time following receipt of changes to Trust/Adviser Procedures to come into compliance with the foregoing. In carrying out its duties under this Agreement, the Sub-Adviser will comply with the following policies and procedures:
(i) For each Series for which it has investment discretion over all of the Series assets, and not just a portion or sleeve thereof, the Sub-Adviser will (1) manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”), and (2) manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.
(ii) Unless otherwise instructed in writing by the Adviser, the Sub-Adviser will exercise voting rights with respect to securities held on behalf of the Series in accordance with written policies and procedures adopted by the Sub-Adviser pursuant to Rule 38a-1 under the 1940 Act, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance of the Securities and Exchange Commission (“SEC”) relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”). The Sub-Adviser shall vote proxies on behalf of a Series pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures. The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement. The Sub-Adviser shall report to the Adviser in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX). The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser or the Board, as to its compliance with its own Proxy Voting Policies and Procedures and applicable federal statutes and regulations.
(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.
(iv) The Sub-Adviser and its affiliates shall at no time have custody or physical control of any assets or cash of the Series. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.
(v) The Sub-Adviser acknowledges that each Series will rely on Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and shall manage each Series in a manner consistent with the representations contained in its notice of eligibility on file with the National Futures Association.
(b) On behalf of the Series, the Adviser hereby authorizes any entity or person associated with the Sub-Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Series which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 11a2-2(T) thereunder, and on behalf of the Series, the Adviser hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-Adviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Series, as principals or agents in making purchases or sales of securities or other property for the account of the Series, nor will the Sub-Adviser purchase any securities from an underwriting or selling group in which the Sub-Adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Series and another account advised by the Sub-Adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Series from time to time and disclosed to the Sub-Adviser, and will comply with all other provisions of the Trust’s then-current Registration Statement, relative to the Series and the Sub-Adviser and its directors, officers and employees.
3.
Series Transactions.

(a) In connection with purchases and sales of portfolio securities and other instruments for the account of the Series, neither the Sub-Adviser nor its affiliated persons (as defined in the 1940 Act) or any of their respective partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other financial instruments for the Series’ account either directly with the issuer or with any counterparty.
(b) In the selection of brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek to obtain the best execution for the Series, taking into account: price (including, but not limited to, the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution; the execution capabilities and operational facilities of the firm involved; the firm’s risk in positioning a block of securities; and any other factors considered in the reasonable discretion of the Sub-Adviser (“Best Execution”). It is understood that it may be desirable for the Series that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the 1934 Act and are provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking Best Execution. Therefore, subject to compliance with the safe harbor provided by Section 28(e) of the 1934 Act and such other conditions and limitations as may be established by the Adviser and the Board from time to time and provided to the Sub-Adviser in writing with sufficient advance notice for the Sub-Adviser to comply with such conditions and limitations, if any, the Sub-Adviser is authorized to consider such services provided to the Series and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Series with such brokers, if the Sub-Adviser determines in good faith that the amount of commissions for executing such portfolio transactions is reasonable in relation to the value of the brokerage and research services provided by such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser shall cooperate with the Adviser and the Series in the analysis of the quality of the execution of its trades and provide, upon reasonable request from the Series or the Adviser, information on brokerage and research services obtained. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other clients, aggregate, to the extent permitted by Applicable Law, the securities to be sold or purchased in order to obtain Best Execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in a manner that is equitable and consistent with its obligations to the Series. The Board may from time to time adopt policies and procedures that modify and/or restrict the Sub-Adviser’s authority regarding the execution of the Series’ portfolio transactions provided herein, provided they have been sent to the Sub-Adviser in writing with sufficient advance notice for the Sub-Adviser to comply with any such modifications.
(c) The Sub-Adviser will be responsible for meeting the Sub-Adviser’s regulatory obligations, including the preparation and filing of such reports with respect to the assets of a Series reflecting holdings over which the Sub-Adviser or its affiliates have investment discretion as may be required from time to time, including but not limited to Schedule 13G and Form 13F under the 1934 Act.
(d) The Series or Trust may establish one or more wholly-owned subsidiaries of the Series or Trust through which the Series may conduct a significant portion of its commodities investing activities or for other investment purposes.
4.
Compensation of the Sub-Adviser.

(a) For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, Adviser, not the Series, shall pay to the Sub-Adviser a fee, computed daily and payable monthly, in arrears, at an annual rate of the average daily net assets of the Series as calculated by the Adviser in accordance with the schedule attached hereto as Schedule A.
(b) If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.
5.
Expenses.   The Sub-Adviser agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Series shall be responsible for payment of brokerage commissions, transfer fees, taxes, interest expenses, registration costs, transaction-related taxes and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Series, which shall be deducted from the Series. Subject to the foregoing, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, including without limitation, all costs associated with attending or otherwise participating in regular or special meetings of the Board or shareholders, or with the Adviser, as requested, and additions or modifications to the Sub-Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, the Investment Guidelines, any other Trust/Adviser Procedures and Applicable Law. The Sub-Adviser shall be responsible for all reasonable costs associated with any information statements and/or other disclosure materials that are caused by a change of control of the Sub-Adviser within the meaning of Section 2(a)(9) of the 1940 Act (including, but not limited to, the legal fees associated with preparation, printing, filing and mailing thereof, as well as any shareholder meeting and/or solicitation costs, if applicable).

6.
Delivery of Information, Reports and Certain Notifications.

(a) The Adviser agrees to furnish to the Sub-Adviser as soon as available current prospectuses, statements of additional information, proxy statements, reports to shareholders, financial statements, the Declaration of Trust, the By-Laws, any amendments or supplements to any of the foregoing and such other information with regard to the affairs of the Series as the Sub-Adviser may reasonably request.

(b) The Sub-Adviser shall report to the Adviser and to the Board and shall make appropriate persons, including portfolio managers, available for the purpose of reviewing with representatives of the Adviser and the Board on a regular basis at reasonable times the management of the Series, including the performance of the Series, as requested by the Adviser. The Sub-Adviser agrees to render to the Adviser such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Adviser may reasonably request.
(c) The Sub-Adviser will make available to the Series and the Adviser, on a timely basis as the Adviser may reasonably request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other Applicable Law. The Sub-Adviser shall cooperate with the Adviser with respect to any requests from regulatory authorities having the requisite authority and provide the Adviser and the Trust, on a timely basis as the Adviser may reasonably request, with any information or reports in connection with services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with Applicable Law.
(d) The Sub-Adviser shall provide the Adviser, the Series or the Board with such information and assurances (including certifications and sub-certifications), on a timely basis as the Adviser may reasonably request, and shall provide the Adviser, the Series, or the Board with such assistance as the Adviser, the Trust, on behalf of the Series, or the Board may reasonably request from time to time in order to assist in compliance with Applicable Law, including but not limited to, requirements in connection with the Adviser’s, the Sub-Adviser’s or the Board’s fulfillment of their responsibilities under Section 15(c) of the 1940 Act, Rules 17j-1 and 38a-1 under the 1940 Act, and the preparation and/or filing of periodic and other reports and filings required to maintain the registration and qualification of the Series, or to meet other regulatory or tax requirements applicable to the Series, under federal and state securities, commodities and tax laws and other Applicable Law. The Sub-Adviser shall review draft reports to shareholders, Registration Statements or amendments or supplements thereto or portions thereof that relate to the Series or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis as the Adviser may reasonably request, and provide certifications or sub-certifications on a timely basis as the Adviser may reasonably request as to the accuracy of the information provided by the Sub-Adviser and/or relating to the Sub-Adviser contained in such reports or other documents.
(e) The Sub-Adviser agrees to provide and update, on a timely basis as the Adviser may reasonably request, but no less frequently than quarterly, a list of all the affiliates of the Sub-Adviser, and to promptly notify the Adviser and the Series of any change of control of the Sub-Adviser.
(f) The Sub-Adviser agrees to provide, on a timely basis as the Adviser may reasonably request, composite performance information for the strategy used by the Series.
7.
Cooperation with the Series, the Adviser and Other Service Providers.

(a) The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Series, the Series’ custodian, accounting agent, administrator, pricing agents, independent auditors and all other agents, representatives and service providers of the Series and the Adviser, and to provide the foregoing persons such information with respect to the Series as they may reasonably request from time to time in the performance of their obligations; provide prompt responses to reasonable requests made by such persons; and establish and maintain appropriate operational programs, procedures and interfaces with such persons so as to promote the efficient exchange of information and compliance with Applicable Law, and the guidelines, policies and procedures adopted or implemented with respect to the Series and/or the Sub-Adviser.
(b) Without limiting the generality of the foregoing and in furtherance thereof, the Sub-Adviser shall report to the Series’ custodian and accounting agent all trades and positions in the Series daily (in such form and at such times as agreed to by the relevant parties), including any trade it has entered into for which it has not received confirmation, and shall also request each executing broker and counterparty to deliver its own such transaction and position reporting.
(c) Upon request, the Sub-Adviser shall provide reasonable and prompt assistance to the Board, the Adviser, the custodian or administrator for the Series in determining or confirming, consistent with the Trust/Adviser Procedures and the Registration Statement,

the value of any portfolio securities or other assets or liabilities of the Series for which the Adviser, custodian or administrator seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. For avoidance of doubt, although the Adviser shall provide reasonable assistance in response to such a request, the Adviser acknowledges that the Sub-Adviser may be contractually limited in the information it is able to provide.
(d) The Sub-Adviser agrees that it shall certify to the Series on a timely basis after the end of each calendar quarter, upon request, that it has complied to the best of its knowledge with all of the Investment Guidelines, all Applicable Law and other conditions and agreements contained herein during the prior calendar quarter.
(e) The Sub-Adviser shall further notify the Adviser promptly upon detection of any trade errors in connection with its management of the Series. Further, the Sub-Adviser shall provide access to the Adviser and the Series, or their agents, to relevant documents and information related to any trade error and its analysis and correction. Sub-Adviser will reimburse the Series for costs incurred arising out of or resulting from a trade error caused by the Sub-Adviser as a result of its negligent act or failure to adhere to the standard of care set forth in section 15 of this Agreement.
(f) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC, CFTC and state regulators) in connection with any investigation or inquiry relating to this Agreement or the Series.
(g) From time to time the Adviser may seek the assistance of the Sub-Adviser, and the Sub-Adviser shall cooperate to provide reasonable assistance to the Adviser, in connection with the development of written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or for use or reference by the Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series. The Sub-Adviser agrees to review and respond to draft Marketing Materials provided to it by the Adviser for review and comment on a timely basis as the Adviser may reasonably request.

8.
Compliance.

(a) The Sub-Adviser shall promptly notify the Adviser of detection of any material breach of any of the Investment Guidelines, Trust/Adviser Procedures, the Registration Statement and of any violation of any Applicable Law, including the 1940 Act, the CEA and Subchapter M of the Code, as applicable, relating to the Series. The Sub-Adviser shall also promptly notify the Adviser upon detection of any material violations of the Sub-Adviser’s own compliance policies and procedures that relate directly to (i) its management of the Series, or (ii) its activities as investment adviser generally to the extent such violation materially impairs the Sub-Adviser’s ability to provide services to its advisory clients.
(b) The Sub-Adviser shall, to the extent consistent with Applicable Law, promptly notify the Adviser and the Trust in writing upon becoming aware of the occurrence of any of the following events: (i) any material breach of this Agreement; (ii) any of the representations and warranties of the Sub-Adviser contained herein becomes untrue in any material respect after the execution of this Agreement; (iii) any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or other Applicable Law or if the Sub-Adviser becomes aware that it is or will become subject to any statutory disqualification pursuant to Section 9(b) of the 1940 Act or otherwise that prevents the Sub-Adviser from serving as an investment adviser or performing its duties pursuant to this Agreement; (iv) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, solely and directly related to the Series; (v) any change in control of the Sub-Adviser; (vi) any assignment of this Agreement; (vii) the Sub-Adviser becomes aware of any material fact respecting or relating to the Sub-Adviser or the investment strategies of the Series that is not contained in the Registration Statement, as amended and supplemented from time to time, regarding the Series, or any amendment or supplement thereto, but that is required to be disclosed therein to avoid any material misstatement or omission, and of any statement respecting or relating to the Sub-Adviser, the Sub-Adviser’s investment strategies or the Series contained therein that becomes untrue in any material respect; (viii) any change in the Sub-Adviser’s financial condition which materially impairs its abilities to perform its duties hereunder and of any material reduction in the amount of coverage under the

Sub-Adviser’s errors and omissions or professional liability insurance coverage; (ix) any change in the Sub-Adviser’s status as a registered CTA or member of the National Futures Association (“NFA”) or, if the Sub-Adviser is relying on an exemption or exclusion from registration as a CTA, of any event that will make it ineligible for such exemption or exclusion; and (x) the Sub-Adviser receives a finding of a material deficiency from the SEC in an exam that relates directly to the management of the Series.
(c) The Sub-Adviser represents and warrants that it has adopted and implemented written policies and procedures, as required by: (i) Rule 206(4)-7 under the Advisers Act that are reasonably designed to prevent violations of the Advisers Act and the rules thereunder by the Sub-Adviser and its supervised persons (the “Advisers Act Compliance Procedures”); and (ii) Rule 38a-1 under the 1940 Act, with respect to the Sub-Adviser and the Series, that are reasonably designed to prevent violations of the federal securities laws, as defined in Rule 38a-1, by the Sub-Adviser, its employees, officers, and agents (the “Series Compliance Procedures”). The Sub-Adviser represents and warrants that it has provided the Adviser and the Trust with summaries of the Advisers Act Compliance Procedures and the Series Compliance Procedures and will permit the Series’ Chief Compliance Officer to conduct reviews and oversight of such policies and procedures in accordance with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall promptly notify the Adviser, the Series’ Chief Compliance Officer, and the Trust of any material changes to (including policies added to or deleted from) its Advisers Act Compliance Procedures and Series Compliance Procedures. The Series, the Adviser, or the Series’ Chief Compliance Officer may make any reasonable request for the provision of information or for other cooperation from the Sub-Adviser with respect to the Sub-Adviser’s duties under this Agreement, and the Sub-Adviser shall use its best efforts to promptly comply with such request, including without limitation furnishing the Series, the Adviser, or the Series’ Chief Compliance Officer with such documents, reports, data and other information as the Series may reasonably request regarding transactions on behalf of the Series, the Sub-Adviser’s performance hereunder or compliance with the terms hereof, and participating in such meetings (and on-site visits among representatives of the Series and the Sub-Adviser) as the Series may reasonably request. The Sub-Adviser agrees to maintain and implement the Advisers Act Compliance Procedures and the Series Compliance Procedures.
(d) The Sub-Adviser represents and warrants that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Series with a copy of the code of ethics and evidence of its adoption, and will promptly notify the Sub-Adviser of any material changes to (including policies added to or deleted from) its code of ethics. Upon written request of the Series, the Sub-Adviser or the Sub-Adviser’s Chief Compliance Officer shall certify to the Series that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics relating to the Series or, if such a violation has occurred, that appropriate action was taken in response to such violation and Sub-Adviser has provided a written report to the Adviser and the Series regarding the violation. Upon the written request of the Series, the Adviser, or the Series’ Chief Compliance Officer, the Sub-Adviser shall permit the Series, the Adviser, and their employees or agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).
(e) The Sub-Adviser shall use commercially reasonable efforts to maintain business continuity, disaster recovery and backup capabilities and facilities necessary to perform its obligations hereunder with minimal disruptions or delays. On a timely basis as the Adviser may reasonably request, the Sub-Adviser shall provide to the Adviser access to its written business continuity, disaster recovery and backup plan(s) or sufficient information and written certification regarding such plans with respect to the Series to satisfy the Adviser’s and Series’ reasonable inquiries and to assist the Series in complying with Rule 38a-1 under the 1940 Act. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, electronic mail or such other method of prompt communication as may be available under the circumstances, of the occurrence of any material event requiring the Sub-Adviser to implement any procedures under any such plans that will impact its ability to perform its services under this Agreement with respect to the Series.
(f) The Sub-Adviser represents and warrants that it has adopted and will maintain cybersecurity measures consistent with SEC guidelines and shall promptly notify the Adviser and the Series of any material breach of information with respect to the Series.
9.
Insurance.   The Sub-Adviser shall maintain errors and omissions insurance coverage and fidelity insurance coverage, each in the amounts as reasonably determined by the Sub-Adviser, and from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall provide written notice to the Adviser of any material reduction in its insurance coverage. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.
10.
Status of the Sub-Adviser.   The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Series in any way or otherwise be deemed an agent of the Adviser or the Series.

11.
Services Not Exclusive.   Nothing in this Agreement shall limit or restrict the right of the Sub-Adviser, the Adviser, the Series, the Trust, or any of their respective directors, officers, affiliates or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

12.
Additional Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser represents and warrants to the Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as are required to enable the Sub-Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Sub-Adviser; (v) this Agreement is enforceable against the Sub-Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and (vi) neither the execution or delivery of this Agreement by the Sub-Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Sub-Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Sub-Adviser or any of its assets.
(b) The Sub-Adviser represents and warrants that it has delivered to the Series at least 48 hours prior to the execution of this Agreement (and Adviser and Series acknowledge receipt of) a copy of the Sub-Adviser’s current Form ADV (Parts 1 and 2) and all information in such document is complete and accurate in all material respects as of the date hereof and is in conformity in all material respects with applicable securities laws, rules and regulations. The Sub-Adviser hereby covenants and agrees to promptly deliver to the Series and the Adviser all material amendments to its Form ADV (Part 2).
(c) The Sub-Adviser has reviewed the most recent Registration Statement or amendment that contains disclosure about the Sub-Adviser, and represents and warrants that, to the best of its knowledge, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, and the principal investment strategies, principal risks, and investment limitations of the Series, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.
13.
Representations and Warranties of the Adviser.   The Adviser represents and warrants to the Sub-Adviser that: (i) it is registered as an investment adviser under the Advisers Act and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed, (ii) it is either appropriately registered with the CFTC as a CTA and is a member of the NFA or is exempt or excluded from CFTC registration requirements; (iii) it will maintain each such registration, license or membership in effect at all times during the term of this Agreement and will obtain and maintain such additional governmental, self-regulatory, exchange or other licenses, approvals and/or memberships and file and maintain effective such other registrations as are required to enable the Adviser to perform its obligations under this Agreement; (iv) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder and this Agreement has been duly executed and delivered by the Adviser; (v) this Agreement is enforceable against the Adviser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (vi) neither the execution or delivery of this Agreement by the Adviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Adviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Adviser or any of its assets; and (vii) to the best of its knowledge, the most recent Registration Statement or amendment, with respect to the disclosure about the Adviser or information relating, directly or indirectly, to the Adviser, the Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact, which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.
14.
Certain Records.

(a) The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Sub-Adviser’s services under this Agreement and the Series’ investments made by the Sub-Adviser as are required by Section 31 of the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Advisers Act, the 1934 Act, the CEA, and rules and regulations thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser shall be provided promptly to the Series or the Adviser on request.
(b) The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such periodic, special and other examinations by the SEC, the Series’ auditors, the Series or any representative of the Series (including, without limitation, the Series’ Chief Compliance Officer), the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Adviser or the Series, provided, however, that any onsite examinations by the Series, its representatives or the Adviser shall be upon reasonable request during the Sub-Adviser’s normal business hours.
15.
Standard of Care and Liability of Sub-Adviser.

(a) The Sub-Adviser shall fully and faithfully discharge all its obligations, duties and responsibilities pursuant to this Agreement, (i) in the best interest of the Series and its shareholders, and (ii) in good faith and with the due care, skill, prudence, and diligence under the circumstances then prevailing that a prudent, professional fiduciary investment adviser acting in a like capacity, would use in the conduct of an enterprise of a like character and with like aims. The Sub-Adviser shall not be liable to the Trust, the Series, the Adviser or to any of their respective affiliates or to any shareholder for any error of judgment or for any loss suffered by the Series in connection with the performance of this Agreement, except for a loss resulting from the Sub-Adviser’s (i) willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its obligations and duties hereunder, or (ii) material breach of this Agreement.
(b) In no event will the Sub-Adviser or its affiliates have any responsibility for any other fund of the Trust, for any portion of the Series not managed by the Sub-Adviser, or for the acts or omissions of any other sub-investment adviser or service provider to the Trust or Series.
(c) As used in the Section 15, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Series.
(d) Nothing in this Section 15 shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
16.
Indemnification.

(a) Notwithstanding Section 15 of this Agreement and to the extent permissible under Applicable Law, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the “1933 Act”), controls the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses)

to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising directly out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a material breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Further, the Sub-Adviser shall not be liable or required to indemnify for any indirect, consequential, special or punitive damages or any loss incurred by reason of any act or omission of any third party not under its direct supervision and control.
(b) To the extent permissible under Applicable Law, the Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising directly out of the Adviser’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or reckless disregard of the Adviser’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser; or (ii) is based upon any material breach of this Agreement, including but not limited to, a material breach of a representation or warranty herein; provided, however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement. Further, the Adviser shall not be liable or required to indemnify for any indirect, consequential, special or punitive damages or any loss incurred by reason of any act or omission of any third party not under its direct supervision and control.
(c) The Sub-Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability that it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

(d) The Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability that it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

17.
Duration and Termination.

(a) With respect to each Series identified on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect until February 11, 2024. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of February 11, 2024, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast at a meeting called for the purpose of voting on such approval, or (ii) the “vote of a majority of the outstanding voting securities” of the Series (as defined in the 1940 Act).
(b) With respect to any Series that is added to Schedule A hereto after the date of this Agreement, this Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series under this Agreement or (ii) the date upon which the shares of the Series are first sold (hereinafter, the “Commencement Date”), subject to the condition that the Board, including a majority of the Trustees who are not parties to this Agreement or Interested Persons, and the shareholders of such Series (except pursuant to the terms and conditions of the SEC order permitting the Adviser to enter into an Agreement with respect to a Series without shareholder approval, or other Applicable Law), shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, this Agreement shall continue in full force and effect until the first anniversary of February 11, 2024 that follows the first anniversary of the Commencement Date, but no later than two years from the Commencement Date with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, this Agreement shall continue in full force and effect with respect to each such Series for successive periods of one year until each subsequent annual anniversary of February 11, 2024, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board, provided that such continuance is also approved by the vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons, cast at a meeting called for the purpose of voting on such approval, or (ii) a “vote of a majority of the outstanding voting securities” of such Series (as defined in the 1940 Act). However, any approval of this Agreement by the “vote of a majority of the outstanding voting securities” of a Series (as defined in the 1940 Act) shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by “a vote of a majority of the outstanding voting securities” of any other Series (as defined in the 1940 Act) or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other Applicable Law or otherwise.
(c) Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (i) by the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Trust, (ii) at any time without payment of any penalty by the Series, by the Board or a majority of the outstanding voting securities of the Series, upon 60 days’ written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon three months’ written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed three additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Adviser becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Adviser or the Series as required by the terms of this Agreement. For the avoidance of doubt, if this Agreement is terminated with respect to one or more Series it may continue in effect with respect to any Series as to which it has not been terminated.
(d) In the event of termination for any reason, a copy of all records of each Series for which this Agreement is terminated shall promptly be delivered to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser provided, however, that Sub-Adviser may retain a copy of such records.
(e) This Agreement shall automatically terminate in the event of its assignment, as such term is described in the 1940 Act.

18.
Notices.   Unless otherwise provided in this Agreement or otherwise agreed by the parties in writing, all notices and other communications hereunder shall be in writing. Notices and other writings delivered or mailed postage prepaid to the Adviser and the Trust at 10 Hudson Yards, New York, NY 10001, Attention: Legal Counsel, or to the Sub-Adviser at 7 Bryant Park, 19th Floor, New York, NY 10018-3706, Attention: Legal Department, or to such other address as the Adviser or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee when delivered by hand or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

19.
Confidentiality.

(a) Neither party will disclose, or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Series or to advise on the Series, and will keep confidential any non-public information obtained directly as a result of this service relationship.
(b) Notwithstanding the foregoing:
(i) the Sub-Adviser hereby authorizes the Series and the Adviser to use all related evaluation material, analyses and information regarding the Sub-Adviser and the investment program of the Series, including information about portfolio holdings and positions, in connection with (A) marketing the Series and the Adviser’s services to the Trust, (B) providing ongoing information to existing shareholders and (C) providing any required regulatory disclosures; and
(ii) the Adviser and the Trust hereby authorize the Sub-Adviser to disclose the total return earned by the Series and may include such total return in the calculation of composite performance information.
(c) The confidentiality provisions of this Section 19 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 19 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any Applicable Law or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.
20.
Use of Names.

(a) The Sub-Adviser acknowledges and agrees that the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser or its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Guardian,” “Guardian Variable Products Trust,” “Park Avenue Institutional Advisers LLC,” or the Series or any abbreviations or logos associated with those names. Notwithstanding the foregoing, Adviser agrees that Sub-Adviser may identify the Adviser, Series and Trust by name in Sub-Adviser’s current client list and as required by law. Such list may be used with third parties.
(b) None of the Trust, the Series or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Sub-Adviser, prior to first use, which approval shall not be unreasonably withheld. If substantive changes are made to such materials thereafter, the Adviser shall furnish to the Sub-Adviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Series or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Sub-Adviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Sub-Adviser serves as Sub-Adviser to the Series, the Trust, the

Series and the Adviser may use the name or logo of the Sub-Adviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the SEC, or the name of the Sub-Adviser or any of its affiliates after the Sub-Adviser ceases to serve as sub-adviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Sub-Adviser’s prior written consent.
21.
Severability.   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

22.
Amendments.   No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. To the extent required by Applicable Law, no amendment of this Agreement shall be effective until approved (i) by a vote of a majority of the Trustees who are not parties to this Agreement or Interested Persons of the Trust, and (ii) if the terms of this Agreement shall have changed, by a vote of a majority of the Series’ outstanding voting securities (except in the case of (ii), pursuant to the terms and conditions of the SEC order permitting it to modify this Agreement without such vote or any other Applicable Law).

23.
Third-Party Beneficiaries.   The Trust and the Series are intended third-party beneficiaries under this Agreement and are entitled to enforce this Agreement as if they were a party thereto. The parties to this Agreement do not intend for this Agreement to benefit any other third party, including without limitation a record owner or beneficial owner of shares of the Series. The terms of this Agreement may be enforced solely by a party to this Agreement, the Trust, and the Series.

24.
Survival.   Sections 4, 8(b), 8(c), 8(d), 8(e), 8(f), 12, 13, 14, 15, 16, 17, 18, 19, 20, 23 and 27 shall survive the termination of this Agreement.

25.
Captions.   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

26.
Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.
Governing Law.   This Agreement shall be construed in accordance with the laws of the State of New York, and in accordance with the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

28.
Force Majeure.   Neither party shall be liable for failure to perform or the delay in performance of any of its obligations hereunder if, and to the extent that, such failure or delay is caused by events beyond its reasonable control including, but not limited to: fire; flood; earthquake; elements of nature; acts of God; riots; civil disorders; rebellions or revolutions in any country; any failure, error, unreliability or lack of integrity of any electronic systems, computer facilities or software; internet disruptions; work stoppage; or delays or failure to act of any carrier or agent (a “Force Majeure Event”); provided that such non-performing party maintains a business continuity plan that makes provision for prompt and efficient handling of any incident which impairs such party’s ability to perform its obligations under this Agreement. The non-performing party shall promptly notify the other party of the circumstances causing its delay or failure to perform. For as long as such circumstances prevail, the party whose performance is delayed or hindered shall continue to use commercially reasonable efforts to minimize the length and effect of delays and shall re-commence performance as soon as reasonably practicable after the cessation of the Force Majeure Event.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement as of the day and year first written above.
PARK AVENUE INSTITUTIONAL
ADVISERS LLC
By:

Name:
Title:
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
By:

Name
Title:
By:

Name
Title:

Schedule A
to
Sub-Advisory Agreement between
Park Avenue Institutional Advisers LLC and
Schroder Investment Management North America Inc.
Series	Fee (as an annual percentage of average daily net assets of the Series):
Guardian International Equity VIP Fund	0.40% on first $100 million in assets; 0.35% on next $200 million in assets; and 0.30% on assets over $300 million

APPENDIX B
Form of Proposed Sub-Sub-Advisory Agreement
THIS AGREEMENT is made as of this [ ] day of [ ], 2022, by and between SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC., (“SIMNA”) a corporation organized under the laws of the State of Delaware with its principal place of business at 7 Bryant Park, 19th Floor, New York 10018, and SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED (“SIMNA Limited”) a UK corporation with its principal place of business at 1 London Wall Place, London, EC2Y 5AU, UK.
WITNESSETH
WHEREAS, Park Avenue Institutional Advisers LLC (“Park Avenue”), a Delaware limited liability company, has retained SIMNA as its sub-adviser to render investment advisory services to the Funds set forth on Exhibit A (each, a “Fund”), each a series of Guardian Variable Products Trust, pursuant to a Sub-Advisory Agreement dated as of the date hereof (the “Park Avenue Advisory Agreement”); and
WHEREAS, SIMNA desires to employ SIMNA Limited, an affiliate that is registered with the U.S. Securities and Exchange Commission as an investment adviser, as its investment sub-adviser, and SIMNA Limited is willing to render investment sub-advisory services to SIMNA, subject to and in accordance with the terms and conditions of this Agreement.
NOW THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, SIMNA and SIMNA Limited hereby agree as follows:
1.   Appointment of SIMNA Limited.    SIMNA hereby appoints SIMNA Limited as investment sub-adviser for the assets of the Funds, on the terms and conditions set forth herein, and subject to the direction of SIMNA. SIMNA Limited accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2.   Duties of SIMNA Limited.
(a) SIMNA employs SIMNA Limited to act as its sub-advisor in managing the investment and reinvestment of all or a portion of the assets of each Fund in accordance with the Park Avenue Advisory Agreement; to continuously review, supervise, and administer an investment program for the Funds; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Trust (either directly or through SIMNA) with all records concerning the activities of SIMNA Limited that the Trust is required to maintain; and to render or assist SIMNA in rendering regular reports to the Trust’s officers and the Board of Trustees concerning the discharge of SIMNA Limited’s responsibilities hereunder. SIMNA Limited will discharge the foregoing responsibilities subject to the supervision and oversight of SIMNA, the Trust’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in each Fund’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Fund communicates to SIMNA Limited in writing (either directly or through SIMNA), and Applicable Law (as defined below). SIMNA Limited agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein. For purposes of this Agreement, “Applicable Law” means all applicable laws, rules and regulations and shall include any applicable exemptive relief and any applicable guidance or interpretations of a regulatory body with due jurisdiction or its staff.
(b) SIMNA Limited acknowledges and agrees that SIMNA is ultimately responsible for all aspects of providing to the Funds the services required of SIMNA under the Park Avenue Advisory Agreement. Accordingly, SIMNA Limited shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement subject at all times to the direction, control, supervision, and oversight of SIMNA. In furtherance thereof, SIMNA Limited shall, without limitation, (i) make its offices available to representatives of SIMNA for on-site inspections and consultations with the officers and applicable portfolio managers of SIMNA Limited responsible for the day-to-day management of the Funds, (ii) upon request, provide SIMNA with copies of all records it maintains regarding its management of the Fund and (iii) report to SIMNA each calendar quarter and at such other times as SIMNA may reasonably request regarding (A) SIMNA Limited’s implementation of each Fund’s investment program and each Fund’s portfolio composition and performance, (B) any policies and procedures implemented by SIMNA Limited to ensure compliance with Applicable Law, including United States securities laws and regulations applicable to SIMNA Limited and the Fund, (C) each Fund’s compliance with the objective, policies, and limitations set forth in each Fund’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Fund communicates to SIMNA Limited in writing (either directly or through SIMNA) and (D) such other matters as SIMNA may reasonably request.
3.   Securities Transactions.   Among its responsibilities, SIMNA Limited shall select the brokers or dealers that will execute purchases and sales of securities for the Funds, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to SIMNA Limited (either directly or through SIMNA), and, to the extent applicable, consistent with Section 28(e) of the Securities Exchange Act of 1934. SIMNA Limited will promptly communicate or assist SIMNA in communicating to Park Avenue, the Funds’ officers and the Board of Trustees such information relating to the portfolio transactions SIMNA Limited has directed on behalf of the Funds as SIMNA or such officers or the Board may reasonably request.
4.   Compensation of SIMNA Limited.   For the services to be rendered by SIMNA Limited as provided in this Agreement, SIMNA (and not Park Avenue, the Trust or the Funds) will pay to SIMNA Limited at the end of each of month a fee equal to the amount set forth on Exhibit A. For clarity, SIMNA (and not Park Avenue, the Trust or the Fund) shall be obligated to pay SIMNA Limited fees hereunder for any period only out of and following SIMNA’s receipt from Park Avenue of advisory fees pursuant the Park Avenue Advisory Agreement for such period. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such partial month bears to the full month in which such effectiveness or termination occurs.
5.   Compliance.   SIMNA Limited agrees to comply with all policies, procedures, or reporting requirements that the Board of Trustees reasonably adopts and communicates to SIMNA Limited in writing (either directly or through SIMNA) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements.
6.   Status of SIMNA Limited.   The services of SIMNA Limited to SIMNA under this Agreement are not to be deemed exclusive, and SIMNA Limited will be free to render similar services to others so long as its services to SIMNA under this Agreement are not impaired thereby. SIMNA Limited will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Funds in any way or otherwise be deemed an agent of the Funds or the Trust.
7.   Liability of SIMNA Limited.   No provision of this Agreement will be deemed to protect SIMNA Limited against any liability to SIMNA or to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.
8.   Duration; Termination; Notices; Amendment.   Unless sooner terminated as provided herein, this Agreement shall continue in effect for so long as the Park Avenue Advisory Agreement remains in effect. This Agreement may be terminated by the Trust (by a vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the applicable Fund or Funds), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Trust, upon sixty (60) days’ written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by SIMNA (i) upon 60 days’ written notice to SIMNA Limited; or (ii) upon material breach by SIMNA Limited of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; SIMNA Limited may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to SIMNA; or (2) upon material breach by SIMNA of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Park Avenue Advisory Agreement. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:
If to SIMNA, at:
Schroder Investment Management North America Inc.
7 Bryant Park
New York, NY 10018
Attention: Legal Department
If to SIMNA Limited, at:
Schroder Investment Management North America Limited
1 London Wall Place,
London ,
U.K.
EC2Y 7AU Attention: Legal Department
This Agreement may be amended by mutual consent of the parties hereto.
9.   Severability.   If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

10.   Confidentiality.   SIMNA Limited shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than SIMNA, the Trust, the Board of Trustees, Park Avenue, and any director, officer, or employee of SIMNA, the Trust, or Park Avenue, except (i) with the prior written consent of the Trust, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over SIMNA or SIMNA Limited, or (iii) for information that is publicly available other than due to disclosure by SIMNA Limited or its affiliates or becomes known to SIMNA Limited from a source other than SIMNA, the Trust, the Board of Trustees, or Park Avenue.
11.   Proxy Policy.   SIMNA Limited acknowledges that unless Park Avenue or a Fund gives written instructions to SIMNA to the contrary, SIMNA, and SIMNA Limited by delegation from SINMA, is responsible for voting, or abstaining from voting, all proxies with respect to companies whose securities are held in that portion of a Fund allocated to SIMNA by Park Avenue, but to the extent such responsibility is delegated to SIMNA, SIMNA Limited shall use its best good faith judgment to vote, or abstain from voting, such proxies in the manner that best serves the interests of the shareholders of the relevant Fund or Funds.
12.   Governing Law.   All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-interest law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.
13.   Treatment of Fund Under FCA Rules.   Each Fund will be treated as a Professional Client under rules of the Financial Conduct Authority in the United Kingdom.
14.   Write Down and Conversion Powers.   Each party to this Agreement acknowledges, accepts and agrees that, notwithstanding any other provision of this Agreement or any other agreement, arrangement or understanding between the parties:
(a) any liability of SIMNA Limited arising under or in connection with this Agreement may be subject to the exercise of Write-down and Conversion Powers by the Resolution Authority;
(b) Each party to this Agreement will be bound by the effect of any application of any Write-down and Conversion Powers in relation to any such liability and in particular (but without limitation) by:

i.
any reduction in the outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

ii.
any cancellation of any such liability; and

iii.
any conversion of all or part of such liability into shares, other securities or other obligations of SIMNA Limited or any other person that may result from any exercise of any Write-down and Conversion Powers in relation to any such liability;

(c) The terms of this Agreement and the rights of each party to this Agreement hereunder are subject to and may be varied, to the extent necessary, to give effect to any exercise of any Write-down and Conversion Powers in relation to any such liability and each party to this Agreement will be bound by any such variation; and
(d) Shares, other securities or other obligations of SIMNA Limited or any other person may be issued to or conferred on a party to this Agreement as a result of any exercise of any Write-down and Conversion Powers in relation to any such liability.
For purposes of this section:
“Relevant Legislation” means Part 1 of the UK Banking Act 2009, as amended or re-enacted from time to time, any regulations, rules, orders or instruments made thereunder and any other laws, regulations, rules, orders, instruments, or requirements from time to time in force or applicable in the UK relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings);
“Resolution Authority” means the Bank of England or any other body which has authority under the Relevant Legislation to exercise any Write-down and Conversion Powers; and
“Write-down and Conversion Powers” means the powers under the Relevant Legislation to cancel, transfer or dilute shares issued by an entity that is a bank or investment firm or an affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such an entity or any contract or instrument under which that liability arises, to convert all or part of such a liability into shares, securities or obligations of the entity or any other person, to provide that any such contract is to have effect as if a right had been exercised under it or to suspend any obligation in respect of such a liability.
15.   Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the date first set forth herein.
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

Name:
Title:
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

Name:
Title:
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

Name:
Title:
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA LIMITED

Name:
Title:

EXHIBIT A
Compensation of SIMNA Limited
For services rendered by SIMNA Limited as provided in this Agreement, SIMNA (and not the Trust or the relevant Fund) will pay SIMNA Limited a sub-sub-advisory fee with respect to each Fund at the end of each month, in an amount determined based upon the internal Schroders Group Transfer Pricing Policy then in effect. As of the date hereof, under the current Schroders Group Transfer Pricing Policy, SIMNA will pay to SIMNA Limited at the end of each of month an amount equal to 63% of all fees actually paid by Park Avenue to SIMNA in the prior month under the Park Avenue Advisory Agreement.

APPENDIX C
Additional Information — Schroder Investment Management North America Inc. (“SIMNA”) and Schroder Investment Management North America Limited (“SIMNA Ltd.”)
Control Persons and Principal Executive Officers
SIMNA and SIMNA Ltd. (collectively, “Schroders” or the “Subadvisers) are both indirect wholly owned U.S. registered investment adviser subsidiaries of Schroders plc. The principal address of Schroders plc is 1 London Wall Place, London EC2Y 5AU. SIMNA is a wholly owned subsidiary of Schroder U.S. Holdings Inc. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International Holdings Limited, which is a wholly owned subsidiary of Schroder Administration Limited, which is a wholly owned subsidiary of Schroders plc, a publicly-owned holding company organized under the laws of England. SIMNA Ltd. is a wholly owned subsidiary of Schroder Investment Management Limited, which is a wholly owned subsidiary of Schroder International Holdings Limited. The principal address of Schroder International Holdings Limited, Schroder Administration Limited and Schroder Investment Management Limited is 1 London Wall Place, London EC2Y 5AU and the principal address of Schroder U.S. Holdings Inc. is 7 Bryant Park, New York, NY 10018. Schroders plc is a global asset management company with approximately $966.6 billion under management as of September 30, 2021. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets.
The names and principal occupations of SIMNA’s principal executive officers and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 7 Bryant Park, New York, New York 10018.
NAME	PRINCIPAL OCCUPATION
Marc Brookman	Chief Executive Officer, Chairman, and Director
Carin Muhlbaum	General Counsel, Americas
Joseph Bertini	Chief Compliance Officer
Richard Lowe	Director

The names and principal occupations of SIMNA Ltd.’s principal executive officers and directors are set forth below. Unless otherwise indicated, the business address of each person listed below is 1 London Wall Place, London EC2Y 5AU.
NAME	PRINCIPAL OCCUPATION
Ruchira Roy	Chief Compliance Officer
Paul James Chislett	Director
Christopher Neil Taylor	Director
Andrew Lewis Moscow	Director
Lance Robert Deluca	Director
No officer or Trustee of the Fund is an officer, employee, director, general partner or shareholder of SIMNA or SIMNA Ltd. or otherwise has any material direct or indirect interest in SIMNA or SIMNA Ltd. or any person controlling, controlled by or under common control with SIMNA or SIMNA Ltd. In addition, since the beginning of the Trust’s current fiscal year, no member of the Board has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which SIMNA, SIMNA Ltd., any of their parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.
Portfolio Managers
If Proposal Two is approved by shareholders, the following individuals would be primarily responsible for the day-to-day management of Guardian International Value VIP Fund upon the appointment of SIMNA and SIMNA Ltd.:
Simon Webber, CFA.   Simon joined Schroders in 1999, initially as a research analyst in the Global Technology Team. In 2001 he became a portfolio manager on the US Desk, specializing in technology and industrials. In 2002 he assumed analytical responsibilities for the US telecoms, media and software sectors. In 2004 he joined the Global and International Equities Team as a Global Sector Specialist and has covered multiple sectors including utilities, autos, telecoms and consumer discretionary. He became a portfolio manager for EAFE mandates in 2009 and has managed the Global Climate Change strategy since its launch in 2007. Simon is a CFA charterholder. Education: (Hons) in Physics, University of Manchester.
James Gautrey.   James joined the graduate program at Schroders in 2001 working with senior management and client directors. From 2002 he worked as a Pan European research analyst covering technology, telecoms and support services. In 2006 he moved to the Global and International Equities team becoming a Global Sector Specialist for the technology sector, having previously also covered telecoms and autos. In 2014 James assumed Portfolio Management responsibilities for a number of the team’s International Equity portfolios. James is a CFA charterholder. Education: BSc in Economics, University College London.
Investment Objective, Principal Investment Strategies, and Principal Risks of the Fund   If Proposal Two is approved by shareholders, the Fund’s Investment Objective, Principal Investment Strategies, and Principal Risks will be as follows upon the appointment of SIMNA and SIMNA Ltd.
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of investment) in equity securities. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities and warrants of companies.
The Fund will invest principally in common stocks of large- and mid-capitalization foreign companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East (“EAFE®”) Index (“EAFE® Index”) at the time of purchase that the Subadvisers believe are undervalued or have the potential for growth based on their earnings, cash flow, or asset values. Although expected to change frequently, the market capitalization range of the EAFE® Index was approximately $3.3 billion to $395 billion as of June 30, 2021.
In choosing securities for the Fund, the Subadvisers look for established companies in economically developed countries and may invest up to 15% of the Fund’s assets in securities of companies whose principal business activities are located in emerging market countries.
The Subadvisers typically may sell investments when they believe that they no longer offer attractive future returns compared with other investment opportunities or that they present undesirable risks or in an attempt to limit losses on investments that may decline or have declined in value.
In addition, the Sub-Advisers incorporate environmental, social and governance (“ESG”) factors into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability.
Principal Investment Risks
The risks summarized below are the principal risks of investing in the Fund. There is no guarantee that the Fund will achieve its investment objective and it is possible to lose money by investing in the Fund.
Market Risk.   The financial and securities markets are volatile and may be affected by political, regulatory, social, economic, and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural disasters, terrorism, and governmental or quasi-governmental actions. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Such changes may be rapid and unpredictable. These events may negatively affect issuers, industries and markets worldwide and adversely affect the Fund. The price, value or liquidity of the Fund’s investments may decline and will fluctuate, sometimes rapidly and unpredictably, in response to general market conditions or other factors. Different sectors of the market, issuers, and security types may react differently to such developments.
Issuer Risk.   The Fund’s investments may be adversely affected by a number of factors that directly relate to the issuer of securities held by the Fund, such as its earnings prospects and overall financial position. In addition, an issuer in which the Fund invests, or to which it has exposure, may perform poorly because of poor management decisions or other events, conditions, or factors, which could also negatively affect the Fund.
Management Risk.   The Fund is actively managed by the Subadvisers. There is no guarantee that the Subadvisers’ investment techniques, risk analysis, and judgment implemented in making investment decisions for the Fund will be accurate or will produce the desired outcome. As a result, the Fund may be adversely affected and may underperform its benchmark index or funds with similar investment objectives. As part of the Fund’s investment strategy, the Subadvisers evaluate certain factors as part of the investment process, including ESG characteristics. The analysis of these factors may not work as intended. ESG characteristics are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be companies (or issuers) with favorable ESG characteristics or high ESG ratings.
Growth Investment Style Risk.   Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. Securities of “growth” companies may be more volatile than other stocks and may involve special risks. If the Subadviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected and may be out of favor for an extended period of time, reducing the Fund’s returns. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.
Value Investment Style Risk.   Different investment styles tend to perform differently and shift in and out of favor depending on changes in market and economic sentiment and conditions. The Fund invests in stocks believed by the Subadvisers to have underappreciated earnings growth potential that trade at attractive valuations, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. Thus, the Fund may underperform other equity funds that employ a different investment style during such periods.
Equity Securities Risk.   The price or value of the Fund’s investments in a company’s equity securities, such as common or preferred stock, may rise or fall rapidly or unpredictably and are subject to real or perceived changes in the company’s financial condition and overall market and economic conditions. Equity securities are normally more volatile than fixed-income investments. Common stocks generally represent the riskiest investment in a company and preferred stocks generally rank junior to a company’s debt with respect to dividends, which the company may or may not declare.
Emerging Markets Risk.   The risks associated with foreign investments are heightened for investments in emerging markets as emerging markets are considered to be less developed than developing countries. In particular, investments in emerging markets may present market, currency, liquidity, valuation, and other risks that are different from, or greater than, the risks of investing in developed foreign markets. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements. Emerging markets may be especially volatile and securities transactions in emerging markets may be subject to delayed settlement.
Foreign Investment and Currency Risk.   Foreign investments, or exposure to foreign markets, present greater risks than investing in securities of U.S. issuers. Foreign securities are particularly susceptible to liquidity and valuation risk and may be especially volatile. These investments are subject to additional risks, including: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. The Fund’s foreign investments that are denominated in or provide exposure to a foreign currency may be negatively affected by a decline in the foreign currency’s value relative to the U.S. dollar. The value of foreign currencies may fluctuate quickly and significantly. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, and less stringent investor protections and disclosure standards.
Geographic Focus Risk.   To the extent the Fund’s investments focus on one or more specific geographic regions or a small group of countries the Fund’s performance will be particularly susceptible to conditions and developments relating to such region(s) or countries. In addition, the Fund may be subject to greater volatility than a more geographically diversified fund.
Large-Capitalization Company Risk.   Large-capitalization companies may be unable to attain the same growth rate of small- or mid-capitalization companies. In addition, large-capitalization companies may be unable to respond to competitive challenges or opportunities as quickly as smaller companies.
Mid-Capitalization Company Risk.   Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large-capitalization companies. Mid-capitalization companies tend to have limited product and market diversification and financial resources, which may negatively affect their performance. In addition, mid-capitalization companies may be more vulnerable to adverse developments than larger companies.
Active Trading Risk.   The Fund may actively and frequently trade portfolio securities, which may lead to higher transaction costs that may negatively affect the Fund’s performance.

APPENDIX D
Additional Information — Proposal Two
The following table includes certain information about other mutual funds advised, sub-advised or sub-sub-advised by Schroder Investment Management North America Inc. and/or Schroder Investment Management North America Limited (collectively, “Schroders”) that have an investment objective similar to Guardian International Value VIP Fund (the “Fund”).
Fund Name	Total Assets as of June 30, 2021	Fee*
Fund #1	$141.0 million	0.40% on the first $100 million 0.35% on the next $400 million 0.30% thereafter
Fund #2	$240.1 million	0.40% on the first $100 million 0.35% on the next $400 million 0.30% thereafter

*
Calculated monthly based on average daily net assets.

There were no brokerage commissions paid by the Fund to an affiliated broker for the Fund’s most recently completed fiscal year ended December 31, 2021. The Fund paid $243,683 in total brokerage commissions for the fiscal year ended December 31, 2021.

D-1

APPENDIX E
Shares Outstanding as of the Record Date
As of December 31, 2021, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Guardian International Value VIP Fund (the “Fund”).
As of December 31, 2021, the Fund had the following number of shares outstanding:
Fund Name	Number of Shares Outstanding
Guardian International Value VIP Fund	29,693,213
Control Persons
As of December 31, 2021, to the Fund’s knowledge, the shareholders who owned of record 5% or more of the outstanding shares of Guardian International Value VIP Fund were as set forth in the following table:
Fund Name	Name and Address of Beneficial Owner	Percentage of Shares
Guardian International Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B SHARE – 2NB 10 HUDSON YARDS NEW YORK, NY 10001	38.31%
Guardian International Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R B 2012 – 2B9 10 HUDSON YARDS NEW YORK, NY 10001	34.14%
Guardian International Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L SHARE – 2NL 10 HUDSON YARDS NEW YORK, NY 10001	20.15%
Guardian International Value VIP Fund	GUARDIAN INSURANCE & ANNUITY COMPANY, INC. FBO: S/A R L 2012 – 2L9 10 HUDSON YARDS NEW YORK, NY 10001	5.20%

E-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY GUARDIAN INTERNATIONAL VALUE VIP FUND a series of GUARDIAN VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUARDIAN VARIABLE PRODUCTS TRUST The undersigned shareholder of Guardian International Value VIP Fund (the “Fund”), a series of Guardian Variable Products Trust, a Delaware statutory trust, hereby appoints Dominique Baede, Kathleen Moynihan and John Walter, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund (the “Special Meeting”) to be held on February 11, 2022, at 4:00 p.m. (Eastern time), to consider and vote on the proposals set forth on the reverse side, as more fully described in the accompanying Proxy Statement, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting. Due to the public health impact of the coronavirus pandemic, the Special Meeting will be held telephonically according to the instructions found in the proxy statement. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the Proposals. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 GUA_32512_122021 WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED PROXY PROMPTLY xxxxxxxxxxxxxx code VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours Due to the public health impact of the coronavirus pandemic, the Special Meeting will be held telephonically according to the instructions found in the proxy statement.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 11, 2022. The Proxy Statement, Notice of Special Meeting and Proxy Card for this meeting are available at: https://www.proxy-direct.com/gua-32512 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees of the Trust recommends that you vote “FOR” the proposals. 1. To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval. 2. To approve a new investment sub-advisory agreement between PAIA and Schroder Investment Management North America Inc. (“SIMNA”) and a new investment sub-sub-advisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.”) with respect to the Fund. 3. To transact any other business that properly comes before the Special Meeting. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx GUA 32512 xxxxxxxx

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: Please detach at perforation before mailing. VOTING INSTRUCTION CARD GUARDIAN INTERNATIONAL VALUE VIP FUND a series of GUARDIAN VARIABLE PRODUCTS TRUST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 2022 THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GUARDIAN VARIABLE PRODUCTS TRUST [INSURANCE COMPANY NAME DROP-IN] This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of Guardian International Value VIP Fund (the “Fund”), a series of Guardian Variable Products Trust, a Delaware statutory trust, for which it is the record or beneficial owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s shares with respect to the Fund, be cast as designated on the reverse side at the Special Meeting of the Shareholders of the Fund (the “Special Meeting”) to be held on February 11, 2022, at 4:00 p.m. (Eastern time). Due to the public health impact of the coronavirus pandemic, the Special Meeting will be held telephonically according to the instructions found in the proxy statement. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. This Voting Instruction Card, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposals listed on the reverse side. Shares of the Fund for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476 GUA_32512_122021_VI WE URGE YOU TO SIGN, DATE ON THE REVERSE SIDE AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY xxxxxxxxxxxxxx code VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours Due to the public health impact of the coronavirus pandemic, the Special Meeting will be held telephonically according to the instructions found in the proxy statement.

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on February 11, 2022. The Proxy Statement, Notice of Special Meeting and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/gua-32512 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees of the Trust recommends that you vote “FOR” the proposals. 1. To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval. 2. To approve a new investment sub-advisory agreement between PAIA and Schroder Investment Management North America Inc. (“SIMNA”) and a new investment sub-sub-advisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.”) with respect to the Fund. 3. To transact any other business that properly comes before the Special Meeting. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of a corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx GUA2 32512 xxxxxxxx